UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 29, 2023

U.S. Xpress Enterprises, Inc.

(Exact name of Registrant as Specified in its Charter)

Nevada	001-38528	62-1378182
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

4080 Jenkins Road
Chattanooga, Tennessee	37421
(Address of principal executive offices)	(Zip Code)

(423) 510-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	USX	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

As previously disclosed, on March 20, 2023, U.S. Xpress Enterprises, Inc., a Nevada corporation (“U.S. Xpress”), Knight-Swift Transportation Holdings Inc., a Delaware corporation (“Knight-Swift”), and Liberty Merger Sub Inc., a Nevada corporation and an indirect wholly owned subsidiary of Knight-Swift (“Merger Subsidiary”), entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, and subject to the terms and conditions thereof, Merger Subsidiary will merge with and into U.S. Xpress (the “Merger”), with U.S. Xpress surviving the Merger as an indirect subsidiary of Knight-Swift.

U.S. Xpress convened its special meeting of stockholders on June 29, 2023 (the “Special Meeting”). At the Special Meeting, U.S. Xpress’ stockholders voted on four proposals related to the Merger Agreement as described in further detail in U.S. Xpress’ definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 24, 2023 (the “Proxy Statement”).

As of the close of business on May 23, 2023, the record date for the Special Meeting, there were 40,527,300 shares of Class A common stock of U.S. Xpress, par value $0.01 per share (the “Class A common stock”) and 13,113,164 shares of Class B common stock of U.S. Xpress, par value $0.01 per share (the “Class B common stock” and, collectively with the Class A common stock, the “U.S. Xpress Stock”) outstanding and entitled to vote at the Special Meeting. Holders of shares representing 85.17% of the voting power of the combined shares of Class A common stock and Class B common stock issued and outstanding as of the record date and entitled to vote at the Special Meeting were present in person or represented by proxy at the Special Meeting. Holders of shares representing 100% of the Class B common stock issued and outstanding as of the record date and entitled to vote at the Special Meeting were present in person or represented by proxy at the Special Meeting. Holders of shares representing 61.18% of Class A common stock issued and outstanding as of the record date and entitled to vote at the Special Meeting were present in person or represented by proxy at the Special Meeting. As a result, a quorum was present to conduct business at the Special Meeting. At the Special Meeting, U.S. Xpress’ stockholders were asked to consider and vote on the following matters:

•	a proposal to approve the Merger Agreement and the Merger (the “Merger Proposal”);
•	a proposal to approve an amendment to U.S. Xpress’ Third Amended and Restated Articles of Incorporation (the “Charter”) providing that, to the extent that the Merger Agreement or the Rollover Agreement, dated as of March 20, 2023, by and among Knight-Swift, Liberty Holdings Topco LLC and the other parties thereto, any of the transactions contemplated by those agreements or the consideration to be paid to the holders of Class A common stock or Class B common stock pursuant to those agreements are inconsistent with Section 3.2(e) of the Charter or any other provisions thereof, Section 3.2(e) or such other provisions will not be applicable (the “Charter Amendment Proposal”);
•	a proposal to separately approve the Merger Proposal by the holders of U.S. Xpress Stock other than Max L. Fuller, FSBSPE 1, LLC, FSBSPE 2, LLC, FSBSPE 3, LLC, Fuller Family Enterprises, LLC, William E. Fuller, Max L. Fuller 2008 Irrevocable Trust FBO William E. Fuller and Max Fuller Family Limited Partnership, any Family Member, Permitted Entity or Permitted Trust (each as defined in the Charter) of Max L. Fuller or William E. Fuller, Knight-Swift and their respective affiliates and the directors and executive officers of U.S. Xpress (collectively, the “Excluded Stockholders”) (the “Majority-of-the-Minority Proposal”); and
•	a proposal to approve, by a non-binding, advisory vote, the compensation arrangements that will or may become payable to the U.S. Xpress’ named executive officers in connection with the Merger (with the holders of Class A common stock and Class B common stock voting as a single class) (the “Advisory Compensation Proposal”).

Each share of Class A common stock outstanding as of the record date was entitled to one vote on each proposal submitted to U.S. Xpress’ stockholders for approval at the Special Meeting. Other than for the Majority-of-the-Minority Proposal, each share of Class B common stock outstanding as of the record date was entitled to five votes on each proposal submitted to U.S. Xpress’ stockholders for approval at the Special Meeting. For the Majority-of-the-Minority Proposal, each share of Class B common stock outstanding and not held by an Excluded Stockholder as of the record date was entitled to one vote on such proposal.

The Merger Proposal required the approval of (a) a majority of the votes entitled to vote thereon by the holders of issued and outstanding shares of U.S. Xpress Stock as of the record date (voting together as a single class) (the “Majority Vote”) and (b) a majority of the votes entitled to vote thereon by the holders of issued and outstanding shares of Class B common stock as of the record date (voting as a single class) (the “Class B Vote”).

The Charter Amendment Proposal required approval of (a) the Majority Vote, (b) the Class B Vote and (c) a majority of the votes entitled to vote thereon by the holders of issued and outstanding shares of Class A common stock as of the record date (voting as a single class) (the “Class A Vote”).

The Majority-of-the-Minority Proposal required the approval of a majority of the votes entitled to vote thereon by the holders of issued and outstanding shares of U.S. Xpress Stock as of the record date (excluding shares of U.S. Xpress Stock held by Excluded Stockholders), voting together as a single class with each share of U.S. Xpress Stock counted equally with one vote per share for this purpose.

The Advisory Compensation Proposal required the approval of a majority in voting power of issued and outstanding shares of U.S. Xpress Stock entitled to vote thereon (and voting as a single class) that were present in person or represented by proxy at the Special Meeting.

The final voting results for each proposal presented to stockholders for approval are set forth below.

Proposal No. 1: Approval of the Merger Proposal

Majority Vote

Class	Votes For	Votes Against	Abstentions	Broker Non-Votes
Class A common stock	24,261,552	528,827	5,287	0
Class B common stock	65,565,820	0	0	0

Class B Vote

Class	Votes For	Votes Against	Abstentions	Broker Non-Votes
Class B common stock	65,565,820	0	0	0

The Merger Proposal was approved by the requisite vote of U.S. Xpress’ stockholders.

Proposal No. 2: Approval of the Charter Amendment Approval

Majority Vote

Class	Votes For	Votes Against	Abstentions	Broker Non-Votes
Class A common stock	23,663,621	530,666	601,388	0
Class B common stock	65,565,820	0	0	0

Class B Vote

Class	Votes For	Votes Against	Abstentions	Broker Non-Votes
Class B common stock	65,565,820	0	0	0

Class A Vote

Class	Votes For	Votes Against	Abstentions	Broker Non-Votes
Class A common stock	23,663,621	530,666	601,388	0

The Charter Amendment Proposal was approved by the requisite vote of U.S. Xpress’ stockholders.

Proposal No. 3: Approval of the Majority-of-the-Minority Proposal

Class	Votes For	Votes Against	Abstentions	Broker Non-Votes
Class A common stock	21,293,222	527,967	7,645	0
Class B common stock	0	0	0	0

Because all shares of the Class B common stock are held by Excluded Stockholders, votes in respect of the Class B common stock are disregarded and reflected as “0” for purposes of the Majority-of-the-Minority Proposal. The Majority-of-the-Minority Proposal was approved by the requisite vote of U.S. Xpress’ stockholders.

Proposal No. 4: Approval of the Advisory Compensation Proposal

Class	Votes For	Votes Against	Abstentions	Broker Non-Votes
Class A common stock	22,196,819	955,734	1,643,123	0
Class B common stock	65,565,820	0	0	0

The Advisory Compensation Proposal was approved by the requisite vote of U.S. Xpress’ stockholders.

Because none of the proposals before the Special Meeting were “routine” matters, there were no broker non-votes occurring in connection with these proposals at the Special Meeting.

In light of the approval of the Merger Proposal, the Charter Amendment Proposal and the Majority-of-the-Minority Proposal, Proposal 5 described in the Proxy Statement (relating to the adjournment of the Special Meeting) was rendered moot and was not presented at the Special Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. XPRESS ENTERPRISES, INC.

	By:	/s/ Eric A. Peterson
	Name:	Eric A. Peterson
Date: June 29, 2023	Title:	Chief Financial Officer and Treasurer